Exhibit 99.1

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On August 28, 2019, Regional Health Properties, Inc. (the “Company”), through certain of its wholly owned subsidiaries (collectively, “Seller”), sold the 100-bed skilled nursing facility commonly known as Northwest Nursing Center located in Oklahoma City, Oklahoma (the “Northwest Facility”), together with substantially all of the fixtures, equipment, furniture, leases and other assets relating to the Northwest Facility, to affiliates of MED Healthcare Partners LLC (collectively, “Buyer”), pursuant to that certain Purchase and Sale Agreement, dated April 15, 2019, as subsequently amended from time to time (the “PSA”), between Seller and Buyer. In connection with the sale, Buyer paid to the Company a cash purchase price for the Northwest Facility equal to $2.4 million, and the Company incurred approximately $0.1 million for a building improvement credit and sales commission expenses.

The PSA provided for the sale of four skilled nursing facilities (collectively, the “Facilities”), together with substantially all of the fixtures, equipment, furniture, leases and other assets relating to such Facilities (the “Asset Sale”). On August 1, 2019, the Company completed the sale of the following three Facilities pursuant to the PSA: (i) 182-bed skilled nursing facility commonly known as Attalla Health & Rehab located in Attalla, Alabama (the “Attalla Facility”); (ii) 100-bed skilled nursing facility commonly known as Healthcare at College Park located in College Park, Georgia (the “College Park Facility”); and (iii) 118-bed skilled nursing facility commonly known as Quail Creek Nursing Home located in Oklahoma City, Oklahoma (the “Quail Creek Facility”).

In connection with the Asset Sale: (i) Buyer paid to the Company a cash purchase price for the Facilities equal to $28.5 million in the aggregate; and (ii) the Company incurred approximately (a) $0.4 million in sales commission expenses; (b) $0.1 million for a building improvement credit; and (c) transferred approximately $0.1 million in lease security deposits to Buyer.

Application of Proceeds

On August 1, 2019, the Company used a portion of the proceeds from the Asset Sale to repay approximately $21.3 million to Pinecone Realty Partners II, LLC (“Pinecone”) to extinguish all indebtedness owed by the Company under a loan agreement (the “Pinecone Credit Facility”), dated February 15, 2018, as amended from time to time, between the Company and Pinecone, with an original aggregate principal amount of $16.25 million, which was classified as current due to the Company’s noncompliance with certain covenants under the Pinecone Credit Facility. The Pinecone Credit Facility had a maturity date of August 15, 2020, bore interest of 13.5%, paid in kind interest of 2.5% per annum and was secured by the Attalla Facility, the College Park Facility and the Northwest Facility and a pledge of the equity interests in substantially all of the Company’s direct and indirect wholly owned subsidiaries. The amount repaid to Pinecone was comprised of: (i) approximately $20.7 million in principal (net of $0.1 million loan forgiveness); (ii) $0.5 million in interest; and (iii) $0.1 million in legal expenses.

Under the Pinecone Credit Facility, for a period of three months following such repayment, Pinecone will continue to have: (i) a right of first refusal to provide first mortgage financing for any acquisition of a healthcare facility by the Company; and (ii) an exclusive option to refinance the Company’s existing first mortgage loan, with a balance of $5.3 million at July 31, 2019, on the Company’s 124-licensed bed skilled nursing facility located in Glencoe, Alabama known as Coosa Valley Health Care, in each case, subject to the terms and conditions of the Pinecone Credit Facility.

On August 1, 2019, the Company also used a portion of the proceeds from the Asset Sale to repay approximately $3.8 million to Congressional Bank to extinguish all indebtedness owed by the Company under a term loan agreement, dated September 27, 2013, as amended from time to time, between the Company and Congressional Bank, with an original aggregate principal of $5.0 million (the “Quail Creek Credit Facility”). The Quail Creek Credit Facility matured on June 30, 2019, bore interest at LIBOR plus 4.75% and was secured by the Quail Creek Facility. The amount repaid to Congressional Bank was comprised of $3.9 million in principal, after application of approximately $0.1 million in restricted cash.

The Company’s unaudited pro forma consolidated balance sheet as of June 30, 2019 illustrates the estimated effects of the Asset Sale as if it had occurred on such date. The unaudited pro forma consolidated statements of operations for the three and six months ended June 30, 2019 and for the year ended December 31, 2018 include certain pro forma adjustments to illustrate the estimated effect of the Asset Sale as if it had occurred on the first day of the earliest period presented.

The unaudited pro forma consolidated financial statements are presented for informational purposes only and do not purport to be indicative of the Company’s financial results as if the Asset Sale had occurred on the first day of the earliest period presented. Further, the unaudited pro forma consolidated financial statements should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

REGIONAL HEALTH PROPERTIES, INC. AND SUBSIDIARIES
UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2019

	Unaudited	Pro Forma Adjustments		Pro Forma
(Amounts in 000’s)	June 30, 2019			June 30, 2019
ASSETS
Current assets:
Cash	$1,165	$3,101	(1)	$4,266
Restricted cash	919	-		919
Accounts receivable, net of allowance of $0	1,116	-		1,116
Prepaid expenses and other	546	-		546
Notes receivable	626	-		626
Assets of disposal group held for sale	21,425	(21,425)	(2)	-
Total current assets	25,797	(18,324)		7,473
Restricted cash	2,645	-		2,645
Property and equipment, net	56,038	-		56,038
Intangible assets - bed licenses	2,471	-		2,471
Intangible assets - lease rights, net	703	-		703
Right-of-use operating lease assets	38,963	4,957	(3)	43,920
Goodwill	1,585	-		1,585
Lease deposits and other deposits	517	-		517
Straight-line rent receivable	6,058	-		6,058
Notes receivable	214	-		214
Other assets	74	-		74
Total assets	$135,065	$(13,367)		$121,698
LIABILITIES AND EQUITY
Current liabilities:
Current portion of notes payable and other debt	$2,319	$-		$2,319
Accounts payable	4,020	-		4,020
Accrued expenses and other	3,038	(252)	(4)	2,786
Operating lease obligation	6,061	95	(3)	6,156
Liabilities of disposal group held for sale	24,642	(24,642)	(2)	-
Total current liabilities	40,080	(24,799)		15,281
Notes payable and other debt, net of current portion:
Senior debt, net	47,626	-		47,626
Bonds, net	6,268	-		6,268
Other debt, net	11	-		11
Operating lease obligation	34,756	4,862	(3)	39,618
Other liabilities	1,140	-		1,140
Deferred tax liability	44	-		44
Total liabilities	129,925	(19,937)		109,988
Stockholders’ equity:
Common stock and additional paid-in capital, no par value; 55,000 shares authorized; 1,688 issued and outstanding at June 30, 2019	61,948	-		61,948
Preferred stock, no par value; 5,000 shares authorized; 2,812 shares issued and outstanding, redemption amount $70,288 at June 30, 2019	62,423	-		62,423
Accumulated deficit	(119,231)	6,570	(5)	(112,661)
Total stockholders' equity	5,140	6,570		11,710
Total liabilities and stockholders' equity	$135,065	$(13,367)		$121,698

Notes

1 - Pro-forma of net cash received by seller at close

2 – To remove the assets and liabilities held for sale

3 - Adjustment to the right of use asset and liability due to pro-forma cost of capital

4 - Payment of accrued interest of facilities sold

5 - Overall impact to equity, net of gain on sale

REGIONAL HEALTH PROPERTIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2019
(Amounts in 000's, except per share data)

	Unaudited	Pro Forma Adjustments		Pro Forma
	June 30, 2019			June 30, 2019
Revenues
Rental revenues	$5,018	$(740)	(1)	$4,278
Management fees	238	-		238
Other revenues	45	-		45
Total revenues	5,301	(740)		4,561
Expenses
Facility rent expense	1,640	-		1,640
Cost of management fees	160	-		160
Depreciation and amortization	841	(35)	(2)	806
General and administrative expense	895	-		895
Provision for doubtful accounts	(74)	-		(74)
Other operating expenses	222	-		222
Total expenses	3,684	(35)		3,649
Income from operations	1,617	(705)		912
Other (income) expense:
Interest expense, net	1,724	(968)	(3)	756
Loss on extinguishment of debt	1,221	(1,221)	(4)	-
Gain on disposal of assets	-	(6,487)	(5)	(6,487)
Other expense	47	-		47
Total other (income) expense, net	2,992	(8,676)		(5,684)
(Loss) income from continuing operations before income taxes	(1,375)	7,971		6,596
Income tax expense	-	-		-
(Loss) income from continuing operations	(1,375)	7,971		6,596
Income from discontinued operations, net of tax	132	-		132
Net (loss) income	(1,243)	7,971		6,728
Preferred Stock dividend - undeclared	(2,249)	-		(2,249)
Net (loss) income attributable to Regional Health Properties, Inc.	$(3,492)	$7,971		$4,479
Net (loss) income per share of common stock attributable to Regional Health Properties, Inc.
Basic and diluted:
Continuing operations	$(2.14)	$4.72		$2.58
Discontinued operations	0.07	-		0.07
	$(2.07)	$4.72		$2.65
Weighted average shares of common stock outstanding:
Basic and diluted	1,688	-		1,688

Notes

1 - Removal of rental revenues of the facilities sold

2 - Removal of depreciation of facilities sold

3 - Removal of interest incurred on debt repaid

4 - Removal of extinguishment of debt on loans repaid less expense of capitalized deferred financing costs

5 - To record the gain on sale of the facilities sold

REGIONAL HEALTH PROPERTIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2019
(Amounts in 000's, except per share data)

	Unaudited	Pro Forma Adjustments		Pro Forma
	June 30, 2019			June 30, 2019
Revenues
Rental revenues	$10,156	$(1,520)	(1)	$8,636
Management fees	477	-		477
Other revenues	92	-		92
Total revenues	10,725	(1,520)		9,205
Expenses
Facility rent expense	3,366	-		3,366
Cost of management fees	319	-		319
Depreciation and amortization	1,864	(245)	(2)	1,619
General and administrative expense	1,821	-		1,821
Provision for doubtful accounts	(246)	-		(246)
Other operating expenses	630	-		630
Total expenses	7,754	(245)		7,509
Income from operations	2,971	(1,275)		1,696
Other (income) expense:
Interest expense, net	3,378	(1,871)	(3)	1,507
Loss on extinguishment of debt	1,554	(1,554)	(4)	-
Gain on disposal of assets	(690)	(6,221)	(5)	(6,911)
Other expense	54	-		54
Total other (income) expense, net	4,296	(9,646)		(5,350)
(Loss) income from continuing operations before income taxes	(1,325)	8,371		7,046
Income tax expense	44	-		44
(Loss) income from continuing operations	(1,369)	8,371		7,002
Income from discontinued operations, net of tax	310	-		310
Net (loss) income	(1,059)	8,371		7,312
Preferred Stock dividend - undeclared	(4,498)	-		(4,498)
Net (loss) income attributable to Regional Health Properties, Inc.	$(5,557)	$8,371		$2,814
Net (loss) income per share of common stock attributable to Regional Health Properties, Inc.
Basic and diluted:
Continuing operations	$(3.47)	$4.95		$1.48
Discontinued operations	0.18	-		0.18
	$(3.29)	$4.95		$1.66
Weighted average shares of common stock outstanding:
Basic and diluted	1,688	-		1,688

Notes

1 - Removal of rental revenues of the facilities sold

2 - Removal of depreciation of facilities sold

3 - Removal of interest incurred on debt repaid

4 - Removal of extinguishment of debt on loans repaid less expense of capitalized deferred financing

5 - To record the gain on sale of the facilities sold

REGIONAL HEALTH PROPERTIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2018
(Amounts in 000's, except per share data)

	Audited	Pro Forma Adjustments		Pro Forma
	December 31, 2018			December 31, 2018
Revenues
Rental revenues	$20,902	$(3,122)	(1)	$17,780
Management fees	949	-		949
Other revenues	195	-		195
Total revenues	22,046	(3,122)		18,924
Expenses
Facility rent expense	8,683	-		8,683
Cost of management fees	638	-		638
Depreciation and amortization	4,634	(855)	(2)	3,779
General and administrative expenses	3,692	(20)	(6)	3,672
Provision for doubtful accounts	4,132	-		4,132
Other operating expenses	1,059	(69)	(6)	990
Total expenses	22,838	(944)		21,894
Loss from operations	(792)	(2,178)		(2,970)
Other (income) expense:
Interest expense, net	5,929	(2,997)	(3)	2,932
Loss on extinguishment of debt	5,234	(4,919)	(4)	315
Gain on disposal of assets	-	(4,757)	(5)	(4,757)
Other expense	52	(2)	(6)	50
Total other (income) expense, net	11,215	(12,675)		(1,460)
Loss from continuing operations before income taxes	(12,007)	10,497		(1,510)
Income tax benefit	(38)	-		(38)
Loss from continuing operations	(11,969)	10,497		(1,472)
Income from discontinued operations, net of tax	74	-		74
Net loss	(11,895)	10,497		(1,398)
Net loss attributable to Regional Health Properties, Inc.	(11,895)	10,497		(1,398)
Preferred stock dividend - undeclared	(7,985)	-		(7,985)
Net loss attributable to Regional Health Properties, Inc. common stockholders	$(19,880)	$10,497		$(9,383)
Net loss per share of common stock attributable to Regional Health Properties, Inc.
Basic and diluted:
Continuing operations, after current period undeclared dividend	(11.90)	6.26		(5.64)
Discontinued operations	0.04	-		0.04
	(11.86)	6.26		(5.60)
Weighted average shares of common stock outstanding:
Basic and diluted	1,676	-		1,676

Notes

1 - Removal of rental revenues of the facilities sold

2 - Removal of depreciation of facilities sold

3 - Removal of interest incurred on debt repaid

4 - Removal of extinguishment of debt on loans repaid less expense of capitalized deferred financing

5 - To record the gain on sale of the facilities sold

6 - Other items associated with the sale of the facilities

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Pro Forma Presentation

The unaudited pro forma consolidated financial statements of the Company have been prepared based on the historical balance sheet of the Company as of June 30, 2019 and the historical statements of operations for the Company for the three and six months ended June 30, 2019 and for the year ended December 31, 2018 after giving effect to the adjustments described in the “Notes” beneath each of the pro forma consolidated financial statements.

The accompanying unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States. Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, on the first day of the earliest period presented. In addition, this unaudited pro forma consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.